Exhibit 10(6)

                    Amendment dated November 15, 1995 to the

                    Promus Hotel Corporation ("the Company")

                    Savings and Retirement Plan ("the Plan")

Pursuant to Section 11.1 of the Plan, this Amendment to the Plan, upon the recommendation of the Human Resources Committee, has been adopted on November 15, 1995 by an action of the Board of Directors of the Company, effective as of December 31, 1995 and after the spin-off of the Company's Employee Stock Ownership Plan.


          1. Section 3.3 of the Plan is hereby amended by adding the following phrase to the end of such section:

               ;  provided, however,  that no  Employee who  is employed  in the capacity of an (1) Embassy Suitekeeper, (2) Hampton Room Attendant or (3) Homewood Suitekeeper shall be an Eligible Employee; and provided, further, that any Employee hired after December 31, 1995 shall not be an Eligible Employee until such Employee attains age 21.
 .
                                     * * * *


     I certify that this amendment was adopted by the Promus Hotel Corporation Board of Directors upon recommendation of the Human Resources Committee on November 15, 1995.


___________________________________
Ralph B. Lake, Secretary